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                                                                      Exhibit 10

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statements of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Separate Account (Portions Relating to the Polaris Platinum and Polaris Protector Variable Annuities) of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) of our report dated January 31, 2002, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company, and of our report dated March 8, 2002, relating to the financial statements of Variable Separate Account (Portion Relating to the Polaris Platinum Variable Annuity) and our report dated March 8, 2002, relating to the financial statements of Variable Separate Account (Portion Relating to the Polaris Protector Variable Annuity). We consent to the incorporation by reference of our reports into the Prospectuses for Variable Separate Account (Portions Relating to the Polaris Platinum and Polaris Protector Variable Annuities), which constitute part of this Registration Statement. We also consent to the references to us under the heading "Independent Accountants" in such Prospectuses and to the references to us under the heading "Financial Statements" in such Statements of Additional Information.




PricewaterhouseCoopers LLP
Los Angeles, California
July 22, 2002